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                                                                 EXHIBIT 10.8.1



                                AMENDMENT TO THE
                             WASHINGTON MUTUAL, INC.
                         EMPLOYEES' STOCK PURCHASE PLAN



        THIS AMENDMENT is made to the Washington Mutual, Inc. Employees' Stock Purchase Plan (the "Plan") by Washington Mutual, Inc. (the "Company") on this ____ day of ________, 2001.

                                    RECITALS:

        WHEREAS, the Company has agreed to acquire Bank United Corp. ("Bank United") and certain subsidiaries of PNC Bank, National Association (the "PNC Companies"); and

        WHEREAS, the Company agreed to provide certain past service credit for purposes of eligibility to participate in the Plan to employees of Bank United or the PNC Companies who are hired in connection the acquisition of Bank United and the PNC Companies; and

        WHEREAS, the Board of Directors of the Company (the "Board"), upon the recommendation of the Directors' Compensation and Stock Option Committee (the "Committee"), may amend the Plan at any time pursuant to Section 9.1 of the Plan; and

        WHEREAS, the Committee has recommended that the Board adopt the amendments to the Plan set forth herein;

        NOW, THEREFORE, the Plan is hereby amended as set forth below:

        1. Effective as of the closing of the acquisition of the PNC Companies,
        Section 2.1(e) of the Plan is amended by the addition of the following sentence:

        For purposes of this Section 2.1(e), an Employee who was an employee of PNC Bank, National Association ("PNC"), immediately before becoming an Employee and who was hired by the Company in connection with its acquisition of certain subsidiaries of PNC shall be deemed to have been an employee of the Company for up to 12 months of employment with PNC.

        2. Effective as of the closing of the acquisition of Bank United,
        Section 2.1(e) of the Plan is amended by the addition of the following sentence:

        For purposes of this Section 2.1(e), an Employee who was an employee of Bank United Corp. ("Bank United") immediately before becoming an Employee and who was hired by the Company in connection with its acquisition of Bank United shall, as of May 1, 2001, be deemed to have been an employee of the Company for up to 12 months of employment with Bank United.


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        IN WITNESS WHEREOF, the undersigned, an authorized officer of the
Company, has executed this amendment on the day and year first written above.


                                            WASHINGTON MUTUAL, INC.


                                            By:________________________________
                                            Its:_______________________________